U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           FORM 8-K AMENDMENT NUMBER 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported):  November 15, 2002

                          BENTLEYCAPITALCORP.COM, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON               000-31883                91-2022700
       (State or other           (Commission            (I.R.S. Employer
        jurisdiction             File Number)          Identification No.)
     of incorporation)

  1150 MARINA VILLAGE PARKWAY, SUITE 103, ALAMEDA, CA              94501
       (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number, including area code:   (510) 865-6412

                                5076 ANGUS DRIVE
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6M 3M5
          (Former name or former address, if changed since last report)

                           FORWARD-LOOKING STATEMENTS

     Except for the historical information presented in this document, the matters discussed in this Form 8-K Amendment Number 1 contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K Amendment Number 1 and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K Amendment Number 1 and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

     This Form 8-K Amendment Number 1 contains the financial information related
to our acquisition on November 15, 2002  of Proton Laboratories, LLC.   We
previously filed a Form 8-K that contained the other disclosure related to that acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  PRO FORMA FINANCIAL INFORMATION (UNAUDITED)                            PAGE

     PROTON LABORATORIES, LLC AND BENTLEYCAPITALCORP.COM INC.
       PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS

     Introduction                                                              3
     Pro Forma Combined Balance Sheet as of September 30, 2002                 4
     Pro Forma Combined Statement of Operations for the Nine Months Ended
       September 30, 2002                                                      5
     Pro Forma Combined Statement of Operations for the Year Ended
       December 31, 2001                                                       6
     Notes to Pro Forma Combined Financial Statements                          7

(b)  FINANCIAL STATEMENTS OF PROTON LABORATORIES, LLC

     Report of Independent Certified Public Accountants                        8
     Balance Sheets - September 30, 2002 (Unaudited) and December 31, 2001 9 Statements of Operations for the Nine Months Ended September 30, 2002
       (Unaudited) and for the Year Ended December 31, 2001                   10
     Statements of Member's Equity for the year ended December 31, 2001 and
       for the Nine Months Ended September 30, 2002 (Unaudited)               11
     Statements of Cash Flows for the Nine Months Ended September 30, 2002
       (Unaudited) and for the Year Ended December 31, 2001                   12
     Notes to Financial Statements                                            13

               PROTON LABORATORIES, LLC AND BENTLEYCAPITALCORP.COM
                PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS


INTRODUCTION

The following pro forma combined financial statements reflect the Agreement and Plan of Reorganization of BentleyCapitalCorp.com, Inc. ("Bentley") and Proton Laboratories, LLC, a California limited liability company ("Proton") on November 15, 2002. The pro forma combined balance sheet is derived from the historical consolidated balance sheet of Bentley as of September 30, 2002 and the historical balance sheet of Proton as of September 30, 2002 and is presented as if the merger had been consummated on September 30, 2002. The pro forma combined statement of operations for the year ended December 31, 2001 is derived from the historical statement of operations of Bentley and Proton. The pro forma combined statement of operations for the nine months ended September 30, 2002 is derived from the historical statement of operations of Bentley and Proton for the nine months ended September 30, 2002. The pro forma adjustments have been prepared as if the merger had been consummated on January 1, 2001.

The pro forma combined financial statements are not necessarily indicative of the results of the future operations of Bentley or Proton. The pro forma combined statements of operations do not reflect the anticipated cost savings resulting from integration of the operations of Bentley and Proton or costs to be incurred to integrate the companies. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

The pro forma combined financial statements should be read in conjunction with the notes thereto and the historical financial statements of Proton included in this Form 8-K/A. In addition, reference should be made to the historical financial statements of Bentley included in Form 10-KSB for the year ended
December 31, 2001 and included in Form 10-QSB for the nine months ended September 30, 2002 filed with the Securities and Exchange Commission.

                                  PROTON LABORATORIES, LLC AND BENTLEYCAPITALCORP.COM
                                      UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                               AS OF SEPTEMBER 30, 2002


                                                         Proton
                                                      Laboratories,    BentleyCapital     Proforma           Proforma As
                                                           LLC            CORP.COM       ADJUSTMENTS          ADJUSTED
                                                     ---------------  ----------------  -------------       -------------
                       ASSETS
CURRENT ASSETS
  Cash                                               $        9,560   $         1,808   $          -        $     11,368
  Accounts receivable, less allowance of $2,442              32,260                 -              -              32,260
    and $1,800, respectively
  Inventory, less reserve for obsolescense of $5,572         62,946                 -              -              62,946
                                                     ---------------  ----------------  -------------       -------------

    TOTAL CURRENT ASSETS                                    104,766             1,808              -             106,574
                                                     ---------------  ----------------  -------------       -------------

PROPERTY AND EQUIPMENT
  Furniture and fixtures                                      4,670                 -              -               4,670
  Equipment and machinery                                    14,927                 -              -              14,927
  Leasehold improvements                                      1,886                 -              -               1,886
  Less:  accumulated depreciation                            (4,966)                -              -              (4,966)
                                                     ---------------  ----------------  -------------       -------------

    NET PROPERTY AND EQUIPMENT                               16,517                 -              -              16,517
                                                     ---------------  ----------------  -------------       -------------

TOTAL ASSETS                                         $      121,283   $         1,808   $          -        $    123,091
                                                     ===============  ================  =============       =============

                LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
  Accounts payable                                   $      113,732   $         2,000   $          -        $    115,732
  Accrued liabilities                                             -             2,750              -               2,750
                                                     ---------------  ----------------  -------------       -------------

    TOTAL CURRENT LIABILITIES                               113,732             4,750              -             118,482
                                                     ---------------  ----------------  -------------       -------------

MEMBER'S EQUITY AND STOCKHOLDERS' DEFICIT
  Member's contributions                                    268,457                 -       (268,457)  b               -

  Common stock                                                    -             1,125         (1,125)  a
                                                                                               1,125   b           1,125

  Additional paid in capital                                      -            61,875        (61,875)  a
                                                                                             170,000   a
                                                                                             268,457   b
                                                                                              (1,125)  b         437,332

  Accumulated deficit                                      (260,906)                -       (172,942)  a        (433,848)

  Deficit accumulated during the development stage                -           (65,942)        65,942   a               -
                                                     ---------------  ----------------  -------------       -------------

    TOTAL MEMBER'S EQUITY AND STOCKHOLDERS'                   7,551            (2,942)             -               4,609
                                                     ---------------  ----------------  -------------       -------------
      EQUITY (DEFICIT)

TOTAL LIABILITIES,  MEMBER'S EQUITY
  AND STOCKHOLDERS' EQUITY (DEFICIT)                 $      121,283   $         1,808   $          -        $    123,091
                                                     ===============  ================  =============       =============

                                 PROTON LABORATORIES, LLC AND BENTLEYCAPITALCORP.COM
                                    UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                    Proton
                                                 Laboratories,    Bentleycapital     Proforma           Proforma As
                                                      LLC            CORP.COM       ADJUSTMENTS          ADJUSTED
                                                ---------------  ----------------  -------------       -------------
SALES                                           $      226,606   $             -   $          -        $    226,606

COST OF GOODS SOLD                                     148,433                 -              -             148,433
                                                ---------------  ----------------  -------------       -------------

GROSS MARGIN                                            78,173                 -              -              78,173
                                                ---------------  ----------------  -------------       -------------

OPERATING EXPENSES
  General and administrative expenses                  183,173            11,961              -             195,134
  Fair value of officer services                        45,000                 -              -              45,000
                                                ---------------  ----------------  -------------       -------------
    TOTAL OPERATING EXPENSES                           228,173            11,961              -             240,134
                                                ---------------  ----------------  -------------       -------------

LOSS FROM OPERATIONS                                  (150,000)          (11,961)             -            (161,961)
                                                ---------------  ----------------  -------------       -------------

OTHER INCOME AND (EXPENSE)
  Loss on acquisition of BentleyCapitalCorp.com              -                 -       (172,942)  a        (172,942)
  Interest income (expense)                                 33                56              -                  89
                                                ---------------  ----------------  -------------       -------------
    TOTAL OTHER INCOME (EXPENSE)                            33                56       (172,942)           (172,853)
                                                ---------------  ----------------  -------------       -------------

NET LOSS                                        $     (149,967)  $       (11,905)  $   (172,942)       $   (334,814)
                                                ===============  ================  =============       =============

BASIC AND DILUTED LOSS PER COMMON SHARE                                                                $      (0.03)
                                                                                                       =============

BASIC AND DILUTED WEIGHTED AVERAGE
  SHARES OUTSTANDING                                                                                     11,250,000
                                                                                                       =============

                              PROTON LABORATORIES, LLC AND BENTLEYCAPITALCORP.COM
                                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                                     FOR THE YEAR ENDED DECEMBER 31, 2001

                                              Proton
                                           Laboratories,    Bentleycapital     Proforma           Proforma As
                                                LLC            CORP.COM       ADJUSTMENTS          ADJUSTED
                                          ---------------  ----------------  -------------       -------------
SALES                                     $      484,393   $             -   $          -        $    484,393

COST OF GOODS SOLD                               316,147                 -              -             316,147
                                          ---------------  ----------------  -------------       -------------

GROSS MARGIN                                     168,246                 -                            168,246
                                          ---------------  ----------------                      -------------

OPERATING EXPENSES
  General and administrative expenses            219,157            10,181              -             229,338
  Fair value of officer services                  60,000                 -              -              60,000
                                          ---------------  ----------------  -------------       -------------
    TOTAL OPERATING EXPENSES                     279,157            10,181              -             289,338
                                          ---------------  ----------------  -------------       -------------

LOSS FROM OPERATIONS                            (110,911)          (10,181)             -            (121,092)
                                          ---------------  ----------------  -------------       -------------

OTHER INCOME AND (EXPENSE)
  Loss on disposal of equipment                     (347)                -              -                (347)
  Loss on acquisition                                  -                 -       (161,037)  a        (161,037)
  Interest income (expense)                          319               106              -                 425
                                          ---------------  ----------------  -------------       -------------
    TOTAL OTHER INCOME (EXPENSE)                     (28)              106       (161,037)           (160,959)
                                          ---------------  ----------------  -------------       -------------

NET LOSS                                  $     (110,939)  $       (10,075)  $   (161,037)       $   (282,051)
                                          ===============  ================  =============       =============

BASIC AND DILUTED LOSS PER COMMON SHARE
                                                                                                 $      (0.04)
                                                                                                 =============
BASIC AND DILUTED WEIGHTED AVERAGE
  SHARES OUTSTANDING                                                                                7,765,000
                                                                                                 =============

           NOTES TO PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS

NOTE  1  -  AGREEMENT  AND  PLAN  OF  REORGANIZATION

BentleyCapitalCorp.com, Inc. ("Bentley") entered into an Agreement and Plan of Reorganization, finalized on November 15, 2002 whereby Proton Laboratories, LLC, a California limited liability company ("Proton") merged with and into VWO I Inc., a wholly owned subsidiary of Bentley (the "Merger"). As a result of the Merger, Proton's sole owner, Edward Alexander, exchanged 100% of his ownership of Proton for 8,750,000 shares of Bentley common stock, par value $0.0001 per share.

On June 3, 2002, Mr. Alexander entered into a Stock Purchase Agreement with Michael Kirsh. Under the Stock Purchase Agreement, Mr. Alexander purchased 7,500,000 shares of common stock of Bentley from Mr. Kirsh and 1,250,000 shares of Bentley from a minority shareholder for $170,000. The 8,750,000 shares Mr. Alexander acquired on June 3, 2002 were canceled as part of the Merger. VWO I Inc. changed its name to Proton Laboratories, Inc. as part of the Merger.

In accordance with SFAS 141 Business Combinations and EITF 98-3, Determining Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business, the merger has been accounted for as the reorganization of Proton and the acquisition of Bentley's assets for $170,000 using the purchase method of accounting. Accordingly, the assets and liabilities were recorded at their fair value with the excess amount paid over the net assets reflected as a loss on the acquisition of Bentley. Due to the short term nature of the assets and liabilities acquired, the historical cost of the assets and liabilities acquired were deemed to be fair value.

NOTE  2  -  PRO  FORMA  ADJUSTMENTS

(a) To record the acquisition of the net assets of Bentley for $170,000. The $170,000 acquisition was recorded as common stock and additional paid in capital. The acquisition was allocated to the net assets of Bentley and the remaining portion was deemed to be a loss and recorded as an addition to the accumulated deficit. The deficit accumulated during the development stage was adjusted as Proton is not a development stage company.

(b) To reclassify member's capital to common stock and additional paid in capital to properly present the change of Proton from an LLC to a corporation.

HANSEN, BARNETT & MAXWELL                                   (801) 532-2200
 A Professional Corporation                               Fax (801) 532-7944
CERTIFIED PUBLIC ACCOUNTANTS                          5 Triad Center, Suite 750
                                                      Salt Lake City, Utah 84180
                                                            www.hbmcpas.com


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and the Stockholders
Proton Laboratories, LLC

We have audited the balance sheet of Proton Laboratories, LLC as of December 31, 2001, and the related statements of operations, member's equity and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Proton Laboratories, LLC as of December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                 HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
June 14, 2002

                                        PROTON LABORATORIES, LLC
                                             BALANCE SHEETS

                                                       PROFORMA
                                                     SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,
                                                         2002             2002             2001
                                                    ---------------  ---------------  --------------
                                                      (UNAUDITED)      (UNAUDITED)
                                                     (SEE NOTE 1)
ASSETS
CURRENT ASSETS
  Cash                                                               $        9,560   $      12,618
  Accounts receivable, less allowance of $2,442 and                          32,260          25,089
    $1,800, respectively
  Inventory, less reserve for obsolescence of $5,572                         62,946          65,441
                                                                     ---------------  --------------

    TOTAL CURRENT ASSETS                                                    104,766         103,148
                                                                     ---------------  --------------

PROPERTY AND EQUIPMENT
  Furniture and fixtures                                                      4,670           4,670
  Equipment and machinery                                                    14,927          11,512
  Leasehold improvements                                                      1,886           1,886
  Less:  accumulated depreciation                                            (4,966)         (2,352)
                                                                     ---------------  --------------

    NET PROPERTY AND EQUIPMENT                                               16,517          15,716
                                                                     ---------------  --------------

TOTAL ASSETS                                                         $      121,283   $     118,864
                                                                     ===============  ==============

      LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
  Accounts payable                                                   $      113,732   $      98,174
                                                                     ---------------  --------------

    TOTAL CURRENT LIABILITIES                                               113,732          98,174
                                                                     ---------------  --------------

MEMBER'S AND STOCKHOLDER'S EQUITY
  Member's contributions                            $            -          268,457         131,629
  Common stock, 100,000,000 common shares                    5,357
    authorized with a par value of $0.0001;
    5,357,000 shares issued and outstanding.                                      -               -
  Additional paid in capital                               263,100                -               -
  Accumulated deficit                                     (260,906)        (260,906)       (110,939)
                                                    ---------------  ---------------  --------------

    TOTAL MEMBER'S AND
      STOCKHOLDER'S EQUITY                          $        7,551            7,551          20,690
                                                    ===============  ---------------  --------------

TOTAL LIABILITIES AND MEMBER'S EQUITY                                $      121,283   $     118,864
                                                                     ===============  ==============

                    PROTON LABORATORIES, LLC
                    STATEMENTS OF OPERATIONS

                                       FOR THE NINE     FOR THE YEAR
                                       MONTHS ENDED        ENDED
                                       SEPTEMBER 30,    DECEMBER 31,
                                           2002             2001
                                      ---------------  --------------
                                        (UNAUDITED)

SALES                                 $      226,606   $     484,393

COST OF GOODS SOLD                           148,433         316,147
                                      ---------------  --------------

GROSS MARGIN                                  78,173         168,246
                                      ---------------  --------------

OPERATING EXPENSES
  General and administrative expenses        183,173         219,157
  Fair value of officer services              45,000          60,000
                                      ---------------  --------------
    TOTAL OPERATING EXPENSES                 228,173         279,157
                                      ---------------  --------------

LOSS FROM OPERATIONS                        (150,000)       (110,911)
                                      ---------------  --------------

OTHER INCOME AND (EXPENSE)
  Loss on disposal of equipment                    -            (347)
  Interest income                                 33             319
                                      ---------------  --------------
    TOTAL OTHER INCOME (EXPENSE)                  33             (28)
                                      ---------------  --------------

NET LOSS                              $     (149,967)  $    (110,939)
                                      ===============  ==============

                         PROTON LABORATORIES, LLC
                      STATEMENTS OF MEMBER'S EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2001
    AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

                                                              TOTAL
                                               MEMBER'S      MEMBER'S
                                            CONTRIBUTIONS     EQUITY
                                            --------------  ----------
BALANCE - DECEMBER 31, 2000                 $            -  $       -

Assets contributed by member                        43,929     43,929

Cash contributions from member                      27,700     27,700

Fair value of officer services                      60,000     60,000

Net loss for the period                                  -   (110,939)
                                            --------------  ----------

BALANCE - DECEMBER 31, 2001                        131,629     20,690

Cash contributions from member (unaudited)          91,828     91,828

Fair value of officer services (unaudited)          45,000     45,000

Net loss for the period (unaudited)                      -   (149,967)
                                            --------------  ----------

BALANCE - SEPTEMBER 30, 2002 (UNAUDITED)    $      268,457  $   7,551
                                            ==============  ==========

                         PROTON LABORATORIES, LLC
                        STATEMENTS OF CASH FLOWS

                                                 FOR THE NINE     FOR THE YEAR
                                                 MONTHS ENDED        ENDED
                                                 SEPTEMBER 30,    DECEMBER 31,
                                                     2002             2001
                                                ---------------  --------------
                                                  (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                      $     (149,967)  $    (110,939)
  Adjustments to reconcile net loss to cash used
    in operating activities:
    Depreciation                                         2,614           2,525
    Loss on impairment of inventory                          -           5,572
    Loss on disposal of property and equipment               -             347
    Fair value of officer services                      45,000          60,000
    Changes in operating assets and liabilities
      Accounts receivable                               (7,171)        (25,089)
      Inventory                                          2,495         (40,282)
      Accounts payable                                  15,558          98,174
                                                ---------------  --------------

    NET CASH USED IN OPERATING ACTIVITIES              (91,471)         (9,692)
                                                ---------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                   (3,415)         (5,390)
                                                ---------------  --------------

    NET CASH USED IN INVESTING ACTIVITIES               (3,415)         (5,390)
                                                ---------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributions from member                     91,828          27,700
                                                ---------------  --------------

    NET CASH PROVIDED BY FINANCING ACTIVITIES           91,828          27,700
                                                ---------------  --------------

NET INCREASE (DECREASE) IN CASH                         (3,058)         12,618

CASH AT BEGINNING OF PERIOD                             12,618               -
                                                ---------------  --------------

CASH AT END OF PERIOD                           $        9,560   $      12,618
                                                ===============  ==============

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Property and equipment contributed by member    $            -   $      13,198
Inventory contributed by member                 $            -   $      30,731

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Proton Laboratories, LLC (the "Company") was incorporated on February 16, 2000 in the State of California. A limited liability company is similar to a limited partnership with limitation of members' liability. The Company did not begin its operations until January 1, 2001. On January 1, 2001, the Company's president contributed inventory and property and equipment to the Company. For a further description of the transaction see Note 2 to the financial statements.

UNAUDITED PRO FORMA STOCKHOLDER'S EQUITY - Due to the subsequent merger explained in Note 4, the Company was changed from an LLC to a corporation on November 15, 2002. The effect of the corporate status of the Company has been reflected as unaudited pro forma stockholder's equity in the accompanying balance sheet. The common stock reflected in the pro forma stockholder's equity represents the pro rata number of shares the Company would have held if the merger had taken place on September 30, 2002. The calculated basis for the shares is the member's contributions of $268,457 plus the $170,000 to acquire the interest in Bentley as a percentage of the number of shares outstanding on September 30, 2002.

NATURE  OF  OPERATIONS  -  The  Company's  operations  are  located  in Alameda,
California. The core business of the Company consists of the sales and marketing for industrial, environmental and residential systems which alter the properties of water to produce functional water throughout the United States of America. The Company acts as an exclusive importer and master distributor of these products to various companies for use in various products ranging from food processing to retail water sales. Additionally, the Company formulates intellectual properties under licensing agreements, supply consumer products, consult on projects utilizing functional water, facilitate between manufacturer and industry and act as educators on the benefits of functional water.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS -The Company is subject to concentration of credit risk with respect to sales primarily in the functional water industry, sales to a significant customer, and purchases from a significant vendor. Accounts receivable are generally unsecured. The Company normally obtains payments from customers prior to delivery of the related products. Otherwise, the Company does not require collateral for accounts receivable. The amounts reported as cash and cash equivalents, accounts receivable, inventory and accounts payable are considered to be reasonable approximations of their fair values. The fair value estimates presented herein were based on market information available to management at the time of the preparation of the financial statements.

BUSINESS CONDITION - As shown in the financial statements for the nine months ended September 30, 2002 and the year-ended December 31, 2001, the Company incurred net losses of $149,967 and $110,939, respectively, and has depended on capital contributions from the president of the Company to fund operations. The Company had negative cash flows from operations of $91,471 and $9,692 for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively. The Company

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)


had a working capital deficit of $8,966 and working capital of $4,974 at September 30, 2002 and December 31, 2001, respectively. The Company intends to raise additional equity capital and increase the profitability of operations for the continued funding of future operations. The president of the Company also maintains that, as needed, he will contribute additional funds to meet the Company's obligations on a timely basis.

INVENTORY - Inventory consists of purchased finished goods and is stated at the lower of cost (using the first-in, first-out method) or market value. As of September 30, 2002 and December 31, 2002, the Company maintained an obsolescence reserve of $5,572 on its inventory.

PROPERTY AND EQUIPMENT - Equipment, and furniture and fixtures are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives range from 3 to 7 years. Depreciation expense for the nine months ended September 30, 2002 and for the year ended December 31, 2001 was $2,614 and $2,525, respectively. Expenditures for maintenance, repairs, and renewals are charged to expense as incurred. Expenditures for major renewals and betterments that extend the useful lives of existing equipment are capitalized and depreciated. On retirement or disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

The Company records impairment losses on property and equipment when indicators of impairment are present and estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid instruments purchased with a maturity of less than three months to be cash equivalents.

INCOME TAXES - Prior to November 22, 2002, the Company elected a Limited Liability Corporation status. Taxable income or loss and tax credits were passed directly to the member in accordance with the percentage number of shares owned and taxed at the member's individual income tax rates. Accordingly, no provision for income taxes is included in these financial statements.

As noted above, on November 22, 2002, the Company became a corporation due to the merger. Beginning in November 2002, the Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax bases of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. Deferred tax assets are reviewed periodically for recoverability and valuation allowances and adjustments are provided as necessary.

ADVERTISING - The Company follows the policy of charging the cost of advertising to expense as incurred. Advertising expense for the nine months ended September 30, 2002 and for the year ended December 31, 2001 was $2,397 and $8,486, respectively.

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)

MAJOR CUSTOMER - During the nine months ended September 30, 2002 and the year ended December 31, 2001, sales to one customer accounted for 17% and 11% of total sales, respectively. The Company believes the loss of this customer may have a negative impact on the Company's financial statements.
MAJOR VENDOR - During the nine months ended September 30, 2002, purchases from three vendors accounted for 95% of total purchases. During the year ended December 31, 2001, purchases from one vendor accounted for 29% of total purchases. As of September 30, 2002, amounts due to the four vendors accounted for 100% of accounts payable. As of December 31, 2001, amounts due to the one vendor accounted for 82% of accounts payable. The Company believes the loss of these vendors may have a negative impact on the Company's financial statements.

REVENUE RECOGNITION - The Company recognizes revenue when all four of the following criteria are met: (i) persuasive evidence that the arrangement exists;
(ii) delivery of the products and/or services has occurred; (iii) the selling price is both fixed and determinable and; (iv) collectibility is reasonably probable. The Company's revenues are derived from sales of their industrial, environmental and residential systems which alter the properties of water to produce functional water.

NEW ACCOUNTING STANDARDS - In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires usage of the purchase method for all business combinations initiated after June 30, 2001, and prohibits the usage of the pooling of interests method of accounting for business combinations. The provisions of SFAS No. 141 relating to the application of the purchase method are generally effective for business combinations completed after July 1, 2001. Such provisions include guidance on the identification of the acquiring entity, the recognition of intangible assets other than goodwill acquired in a business combination and the accounting for negative goodwill. The Company does not believe this statement has any impact to the Company as of December 31, 2001 but was utilized as part of the merger mentioned in Note 4.

In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 changes the current accounting model that requires amortization of goodwill, supplemented by impairment tests, to an accounting model that is based solely upon impairment tests. SFAS No. 142 also provides guidance on accounting for identifiable intangible assets that may or may not require amortization. The provisions of SFAS No. 142 related to accounting for goodwill and intangible assets will be generally effective for the Company at the beginning of 2002, except that certain provisions related to goodwill and other intangible assets are effective for business combinations completed after July 1, 2001. The Company does not believe this statement has any impact to the Company as of September 30, 2002 and December 31, 2001.

In June 2001, the FASB issued SFAS No. 143 "Accounting for Asset Retirement Obligations." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of intangible long-lived assets and associated asset retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it has occurred. The asset retirement obligations will be capitalized as a part of the carrying amount of the long-lived asset. SFAS No. 143 applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and normal operation of long- lived assets. SFAS No. 143 is effective for years beginning after June 15, 2002, with earlier adoption permitted. Currently, the Company does not believe this statement will have any impact to the Company.

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 establishes a single accounting model for long-lived assets to be disposed of by sale and the recognition of impairment of long-lived assets to be held and used. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, with an earlier adoption encouraged. The Company believes the standard will not have a material effect on the Company's results of operations or financial position.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other provisions, the statement modifies the criteria classification of gains and losses on debt extinguishments such that they are not required to be classified as extraordinary items if they do not meet the criteria for classification as extraordinary items in APB Opinion No. 30. The Company elected to adopt this standard during the year ended December 31, 2002. The adoption of this standard has had no material effect on the Company's financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal activities." The statement requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee plan severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. The Company will be required to apply this statement prospectively for any exit or disposal activities initiated after December 31, 2002. The adoption of this standard is not expected to have a material effect on the Company's financial position or results of operations.

In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure." This statement amends Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for an entity that voluntarily changes to the fair value method of accounting for stock-based employee compensation. It also amends the disclosure provisions of Statement No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Statement No. 148 also requires disclosure about those effects in interim financial information. The adoption of this standard has had no material effect on the Company's financial position or results of operations.

NOTE  2  -  RELATED  PARTY  TRANSACTIONS

On January 1, 2001, the Company's sole member and president contributed $30,731 of inventory and $13,198 of property and equipment to the Company for commencement of its operations. The inventory and property and equipment were recorded at the member's basis due to the transaction being between related parties. The member originally received the inventory and property and equipment through a severance agreement with a previous employer. Under the agreement the member received the assets in lieu of scheduled cash payments that were to be made to the member. During the nine months and year ended September 30, 2002 and December 31, 2001, the member contributed $91,828 and $27,700 in cash to the Company, respectively.

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)

During the nine months ended September 30, 2002 and the year ended December 31, 2001, the member did not receive any amounts related to his salary. The shareholder will start receiving a salary in the future. The Company determined that the fair value of the member services during the nine months ended September 30, 2002 and the year ended December 31, 2001 were $45,000 and
$60,000, respectively. Thus the Company recorded a salary expense and contributed capital of $45,000 and $60,000 during the nine months and year ended September 30, 2002 and December 31, 2001, respectively.

NOTE  3  -  COMMITMENTS  AND  CONTINGENCIES

OPERATING LEASES - The Company currently leases office and storage space from a third party. At December 31, 2001, the Company's minimum monthly lease payment was $1,925 extending through June 1, 2002. However on March 6, 2002, the
Company entered into a new lease agreement whereby the Company will pay a minimum monthly lease payment of $2,204 increasing by 4% annually until May 2005. Additionally, under the leases the Company is required to pay a percentage of the property taxes and maintenance expenses.

Future minimum lease payments under operating lease obligations as of December 31, 2001, were as follows:

     Year ending December 31:
              2002                      $19,824
              2003                       19,847
              2004                       20,641
              2005                        8,740
                                        -------

     Minimum lease payments             $69,052
                                        =======

Rent expense for the nine months ended September 30, 2002 and for the year ended December 31, 2001 was $30,562 and $27,029, respectively.

NOTE  4  -  SUBSEQUENT  EVENTS  (UNAUDITED)

REORGANIZATION AND MERGER - On November 15, 2002, the Company entered into an Agreement and Plan of Reorganization with BentleyCapitalCorp.com, Inc. ("Bentley") whereby the Company merged with and into VWO I Inc. (VWO), a wholly owned subsidiary of Bentley (the "Merger"). As a result of the Merger, the Company's sole owner, Edward Alexander, exchanged 100% of his ownership of Proton for 8,750,000 shares of Bentley common stock, par value $0.0001 per share. Prior to the merger Bentley and VWO were development stage entities with no operations and minimal assets and liabilities.

On June 3, 2002, Mr. Alexander entered into a Stock Purchase Agreement with Michael Kirsh. Under the Stock Purchase Agreement, Mr. Alexander purchased 7,500,000 shares of common stock of Bentley from Mr. Kirsh and 1,250,000 shares of Bentley from a minority shareholder for $170,000. The 8,750,000 shares Mr. Alexander acquired on June 3, 2002 were canceled as part of the Merger. VWO I Inc. changed its name to Proton Laboratories, Inc. as part of the Merger.

                            PROTON LABORATORIES, LLC
                          NOTES TO FINANCIAL STATEMENTS
          (INFORMATION WITH RESPECT TO SEPTEMBER 30, 2002 IS UNAUDITED)

In accordance with SFAS 141 Business Combinations and EITF 98-3, Determining Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business, the merger has been accounted for as the reorganization of Proton and the acquisition of Bentley's assets for $170,000 using the purchase method of accounting. Accordingly, the assets and liabilities were recorded at their fair value with the excess amount paid over the net assets reflected as a loss on the acquisition of Bentley.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTLEYCAPITALCORP.COM  INC.

Date:   March 28, 2003

(signed) _______________________
 /s/  Edward  Alexander
Edward Alexander
Chief Executive Officer and Chief Financial Officer